                                            Salomon Brothers

                                            Institutional

                                            Series Funds Inc


                                            Annual Report

                                            February 28, 1997

-----------------------------------------------------------------------------

                                            High Yield Bond Fund

                                            Emerging Markets Debt Fund

                                            Asia Growth Fund

                                         ------------------------------------




                                        ---------------------------------------
                                            Salomon Brothers Asset Management
                                            ------------------------------------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
--------------------------------------------------------------------------------

                                                                  April 15, 1997

To Our Shareholders:

We are pleased to provide this first annual report for the Salomon Brothers Institutional High Yield Bond Fund, the Salomon Brothers Institutional Emerging Markets Debt Fund and the Salomon Brothers Institutional Asia Growth Fund for the period ended February 28, 1997.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund commenced investment operations on May 15, 1996. For the period May 15, 1996 to February 28, 1997, the Fund generated a total return of 15.11%. This compares favorably to the 11.16% return for the high yield bond market, as measured by the Salomon Brothers High-Yield Market Index. The Salomon Brothers High-Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculation used in the comparison is for the period May 15, 1996 through February 28, 1997, the Index return is for the period June 1, 1996 through February 28, 1997. The Fund's investment objective is to maximize total return by investing primarily in a portfolio of high yield fixed income securities.

The U.S. high yield debt market's strong performance has been driven by both fundamental and technical factors over the last year. A buoyant economy, which combined solid growth and low inflation, has resulted in fundamental credit improvement among a broad group of existing issuers. In addition, money flow into high yield mutual funds has continued at a near record pace and has created strong demand for new issues. As a result of credit improvement, well-below average corporate default rates and demand created from new money entering the market, the average market yield and spread to treasuries have tightened by over 30 basis points and 80 basis points, respectively.

Bonds which have outperformed over the last six months include single B-rated (mid-quality) issues and those in the leisure/lodging, retail, food/beverage/tobacco and textile/apparel industries. Groups that underperformed the market included CCC-rated (lower quality) issues and those in the publishing, restaurants, cable and containers industries.

EMERGING MARKETS DEBT FUND

The Salomon Brothers Institutional Emerging Markets Debt Fund commenced investment operations on October 17, 1996. For the Period October 17, 1996 to February 28, 1997, the net asset value per share increased from $10.00 per share to $10.91. Dividends of 21.79 cents per share were paid on December 31, 1996. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return from November 1, 1996, when the Fund was fully invested, through February 28, 1997, was 12.52%. An impressive result when compared to the JP Morgan Emerging Markets Bond Index Plus which returned 11.09% during the same period. (See graph and additional performance information on page 4).

At February 28, 1997, approximately 92% of the Fund's assets were invested in debt from emerging markets countries. The remainder of the Fund's assets was invested in cash. As a percentage of assets, the Fund's largest country concentrations on February 28, 1997 were in Argentina (17%), Brazil (16%), Russia (12%), Ecuador (7%), Mexico (6%), and Morocco (6%). Geographically, the Fund had approximately 58% of its assets invested in debt of countries from Latin America, and 23% invested in the debt of countries located in Eastern Europe or the former Soviet Union. The remainder of the Fund was invested in Asian and African securities.

In contrast to the capitalization-weighted index, which is much more heavily weighted in Latin American debt securities at 78% of its market value, we have positioned the Fund with a geographic dispersion that is less heavily concentrated in any one region. While this leaves us susceptible to under-performance versus the index if significant divergence in returns between geographic regions occurs, we feel it provides two important benefits. Our investment across regions creates greater diversification and the opportunity to extract incremental returns over the index by investing in countries that are perhaps not as large as others, but which may have better return prospects.

Our current outlook for growth among the emerging market debt countries is 4% to 6% which is 2% to 4% above the growth rates of industrialized countries. We believe prospects for growth are especially strong in countries experiencing the benefits of reform measures enacted over the past few years. Argentina, Brazil, Mexico, Morocco, Poland, and to a certain extent Russia are the specific countries we have targeted. Additional reforms are needed in many countries including Argentina, Brazil, and Russia, where we have the most significant exposure. We are confident these reforms will be forthcoming and that we are adequately compensated for the risk while we wait. In addition, we believe additional countries will take the necessary steps to improve their balance sheets as the benefits of sound fiscal management and prudent structural reform become more pronounced. This should lead to improved credit profiles which encourage additional direct investment in the countries from established companies, additional access to capital markets for the individual countries themselves, and increased allocations to this market from institutional investors.

In summary, our outlook for the overall market is optimistic. The effect a rise in U.S. interest rates will have on high yielding global bond prices does cause some near-term concerns, but we are confident the combination of improving fundamentals and attractive yields in the countries we are currently invested in will cause spreads to tighten.

Since our U.S. interest rate forecast is somewhat mixed, we are not looking for significant price appreciation to be driven by lower U.S. interest rates. Accordingly, we are neutral to slightly short treasury duration versus the index. Since our overall outlook for spread tightening in this market is positive, we are long spread duration versus the index.

ASIA GROWTH FUND

The Salomon Brothers Institutional Asia Growth Fund commenced investment operations on May 6, 1996 and, for the period through February 28, 1997, had a total return of 9.56%. In comparison, the market, as measured by the Morgan Stanley Capital International All Country Asia Free ex-Japan Index, posted -.37% for the same period. The Morgan Stanley Capital International All Country Asia Free ex-Japan Index is valued at month-end only. As a result, while the Fund's total return calculation used in the comparison is for the period May 6, 1996, through February 28, 1997, the Index return is for the period May 1, 1996 through February 28, 1997. The Fund's investment objective is to achieve long-term capital appreciation by investing at least 65% of its assets in equity and equity-related securities of 'Asian Companies' (as defined in the prospectus).

The Asian equity markets were turbulent during the May to August period and experienced large market declines in July. The sell-off reflected several factors: rising long bond yields in the U.S., a falling Dow Jones Industrial Average, a slowdown in international mutual fund cash in-flows and concerns surrounding trade balances in Southern Asia (for example, Thailand, Malaysia and Indonesia).

The markets bounced back in August, led by gains in Hong Kong and Malaysia, and by the decision by the U.S. Federal Reserve to hold interest rates steady. During this period, the Asia Growth Fund increased its allocation to Taiwan. Taiwanese investments emphasized financials and securities poised to take advantage of the cyclical recovery (for example, shipping stocks and plastics). The Fund's Hong Kong exposure remains overweighted in conglomerates that we believe represent relative value, such as Hutchinson Whampoa, a company with diverse property, retailing and telecommunication holdings. The Fund's exposure to China-sensitive companies, such as Shanghai Industrial and China Resources also remains overweighted on the back of China's cyclical recovery.

We appreciate your interest in the Funds and encourage you to read the financial statements that follow for details about each Fund's investments. Please call
(212) 783-7407 with any questions or to request a prospectus. For assistance regarding your account, please call Investors Bank & Trust at (800) 347-6028.

Cordially,

/s/ Michael S. Hyland
Michael S. Hyland
Chairman and President

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Institutional High Yield Bond Fund versus the Salomon Brothers High-Yield Market Index.* It is important to note that the Institutional High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                     SB INSTITUTIONAL HIGH YIELD BOND FUND

             COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE
                    SALOMON BROTHERS HIGH-YIELD MARKET INDEX




                           [PERFORMANCE GRAPH]



                      Benchmark            SB Institutional High Yield Bond Fund
      15-May-96        10,000                              10,000
      31-May-96        10,000                              10,090
      30-Jun-96        10,077                              10,140
      31-Jul-96        10,143                              10,230
      31-Aug-96        10,248                              10,370
      30-Sep-96        10,488                              10,630
      31-Oct-96        10,608                              10,660
      30-Nov-96        10,812                              10,930
      31-Dec-96        10,897                              11,139
      31-Jan-97        10,979                              11,253
      28-Feb-97        11,166                              11,511

Past performance is not predictive of future performance.

                                    AVERAGE ANNUAL RETURN
                                                                                     % RETURN
                                                                                     --------
Twelve months ended 2/28/97.......................................................       N/A
Five years ended 2/28/97..........................................................       N/A
Commencement of investment operations (5/15/96) through 2/28/97...................     15.11%

* The Salomon Brothers High-Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 28, 1997, the Index returns are for the period June 1, 1996 through February 28, 1997.

NOTE

The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares. The average annual return for a period of less than one year has not been annualized.

During its fiscal year ended February 28, 1997, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the following audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Institutional Emerging Markets Debt Fund versus the J.P. Morgan Emerging Markets Bond Index Plus. It is important to note that the Institutional Emerging Markets Debt Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                  SB INSTITUTIONAL EMERGING MARKETS DEBT FUND

             COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS




                           [PERFORMANCE GRAPH]



                      Benchmark         SB Institutional Emerging Markets Debt Fund
      17-Oct-96        10,000                            10,000
      31-Oct-96         9,939                             9,900
      30-Nov-96        10,434                            10,460
      31-Dec-96        10,560                            10,588
      31-Jan-97        10,852                            10,976
      28-Feb-97        11,041                            11,139



Past performance is not predictive of future performance.

                                    AVERAGE ANNUAL RETURN
                                                                                     % RETURN
                                                                                     --------

Twelve months ended 2/28/97.......................................................       N/A
Five years ended 2/28/97..........................................................       N/A
Commencement of investment operations (10/17/96) through 2/28/97..................     11.39%

NOTE

The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares. The average annual return for a period of less than one year has not been annualized.

During its fiscal year ended February 28, 1997, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the following audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND

The following graph depicts the performance of the Institutional Asia Growth Fund versus the Morgan Stanley Capital International All Country Asia Free ex-Japan Index.* It is important to note that the Institutional Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                       SB INSTITUTIONAL ASIA GROWTH FUND

             COMPARISON OF A $10,000 INVESTMENT IN THE FUND TO THE
   MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY ASIA FREE EX-JAPAN INDEX



                               [PERFORMANCE GRAPH]

                         Morgan Stanley Capital International All Country      SB Institutional Asia Growth Fund
                         Asia Free ex-Japan Index
    30-Apr-96                           10,000                                                10,000
     6-May-96                       No plot point                                             10,000
    31-May-96                            9,888                                                 9,910
    30-Jun-96                            9,741                                                 9,660
    31-Jul-96                            9,021                                                 9,080
    31-Aug-96                            9,294                                                 9,370
    30-Sep-96                            9,453                                                 9,580
    31-Oct-96                            9,274                                                 9,420
    30-Nov-96                            9,712                                                10,130
    31-Dec-96                            9,679                                                10,361
    31-Jan-97                            9,879                                                10,593
    28-Feb-97                            9,963                                                10,956




Past performance is not predictive of future performance.

                                    AVERAGE ANNUAL RETURN
                                                                                     % RETURN
                                                                                     --------

Twelve months ended 2/28/97.......................................................      N/A
Five years ended 2/28/97..........................................................      N/A
Commencement of investment operations (5/6/96) through 2/28/97....................     9.56%

* The Morgan Stanley Capital International All Country Asia Free ex-Japan Index is valued at month-end only. As a result, while the Fund's total return calculations used in the comparison are for the period May 6, 1996, through February 28, 1997, the Index returns are for the period May 1, 1996 through February 28, 1997.

NOTE

The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares. The average annual return for a period of less than one year has not been annualized.

During its fiscal year ended February 28, 1997, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the following audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                       INTEREST    MATURITY      VALUE
 AMOUNT                               DESCRIPTION                                 RATE        DATE      (NOTE 1a)
--------   ------------------------------------------------------------------   --------    --------    ----------

           CORPORATE BONDS -- 95.1%
           BASIC INDUSTRIES -- 17.1%
$100,000   Algoma Steel......................................................    12.375%    07/15/05    $  112,000
 100,000   Alvey Systems.....................................................    11.375     01/31/03       105,500
 100,000   Envirosource......................................................     9.750     06/15/03        98,000
 100,000   Fonda Group.......................................................     9.500     03/01/07       100,750
 240,000   NL Industries
             (Zero Coupon until 10/15/98, 13.00% thereafter)(a)..............    11.765     10/15/05       219,600
 100,000   Norcal Waste Systems*.............................................    13.000     11/15/05       112,750
 100,000   Renco Metals......................................................    11.500     07/01/03       105,250
 100,000   Shop Vac..........................................................    10.625     09/01/03       106,250
 150,000   Specialty Equipment...............................................    11.375     12/01/03       163,500
                                                                                                        ----------
                                                                                                         1,123,600
                                                                                                        ----------
           CONSUMER CYCLICALS -- 7.0%
 100,000   CSK Auto..........................................................    11.000     11/01/06       104,000
 150,000   Revlon Worldwide(a)...............................................    10.750     03/15/01        98,438
  25,000   Revlon Worldwide(a)...............................................    12.556     03/15/98        23,438
 150,000   Waxman Industries
             (Zero Coupon until 06/01/99, 12.75% thereafter)(a)..............    12.663     06/01/04       124,500
 100,000   Wyndham Hotel.....................................................    10.500     05/15/06       107,000
                                                                                                        ----------
                                                                                                           457,376
                                                                                                        ----------
           CONSUMER NON-CYCLICALS -- 24.5%
 100,000   Berry Plastics....................................................    12.250     04/15/04       111,750
 100,000   Doane Products....................................................    10.625     03/01/06       107,000
 150,000   Eyecare Centers of America........................................    12.000     10/01/03       163,125
 100,000   Hills Stores......................................................    12.500     07/01/03        80,000
 100,000   Iron Mountain.....................................................    10.125     10/01/06       108,000
 100,000   Loomis Fargo......................................................    10.000     01/15/04       102,375
 100,000   Majestic Star Casino..............................................    12.750     05/15/03       108,500
 100,000   Pen-Tab Industries................................................    10.875     02/01/07       104,500
 200,000   Rayovac...........................................................    10.250     11/01/06       208,500
 100,000   Remington Product.................................................    11.000     05/15/06        93,750
 100,000   Smiths Food & Drug................................................    11.250     05/15/07       113,500
 200,000   Stroh Brewery.....................................................    11.100     07/01/06       210,500
 100,000   Trump Atlantic City...............................................    11.250     05/01/06        96,500
                                                                                                        ----------
                                                                                                         1,608,000
                                                                                                        ----------
           ENERGY -- 11.3%
 100,000   Benton Oil & Gas..................................................    11.625     05/01/03       112,000
 200,000   Costilla Energy...................................................    10.250     10/01/06       212,000
 100,000   Dawson Product Services...........................................     9.375     02/01/07       102,250
 100,000   National Energy Group.............................................    10.750     11/01/06       104,500
 200,000   Parker Drilling...................................................     9.750     11/15/06       213,000
                                                                                                        ----------
                                                                                                           743,750
                                                                                                        ----------

                See accompanying notes to financial statements.
PAGE 6

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                       INTEREST    MATURITY      VALUE
 AMOUNT                               DESCRIPTION                                 RATE        DATE      (NOTE 1a)
--------   ------------------------------------------------------------------   --------    --------    ----------
           FINANCIAL SERVICES -- 4.8%
$100,000   Dollar Financial..................................................    10.875%    11/15/06    $  105,500
 200,000   Intertek Finance..................................................    10.250     11/01/06       210,000
                                                                                                        ----------
                                                                                                           315,500
                                                                                                        ----------
           HEALTH CARE -- 1.6%
 100,000   Maxxim Medical....................................................    10.500     08/01/06       105,250
                                                                                                        ----------
           MEDIA -- 12.8%
 200,000   Adelphia Communications...........................................    12.500     05/15/02       212,500
 100,000   Cablevision Systems...............................................    10.500     05/15/16       105,000
 300,000   Diamond Cable
             (Zero Coupon until 12/15/00, 11.75% thereafter)(a)..............    11.392     12/15/05       207,000
 100,000   Hollinger International Publishing................................     9.250     02/01/06       101,500
 150,000   Marcus Cable
             (Zero Coupon until 06/15/00, 14.125% thereafter)(a).............    13.316     12/15/05       110,250
 100,000   SFX Broadcasting..................................................    10.750     05/15/06       108,000
                                                                                                        ----------
                                                                                                           844,250
                                                                                                        ----------
           TECHNOLOGY -- 8.8%
 100,000   Packard Bioscience................................................     9.375     03/01/07       101,750
 200,000   Quest Diagnostic..................................................    10.750     12/15/06       209,500
 100,000   Talley Manufacturing & Technology.................................    10.750     10/15/03       104,500
 150,000   UNC...............................................................    11.000     06/01/06       165,562
                                                                                                        ----------
                                                                                                           581,312
                                                                                                        ----------
           TELECOMMUNICATIONS & UTILITIES -- 4.3%
 250,000   ICG Holdings
             (Zero Coupon until 09/15/00, 13.50% thereafter)(a)..............    11.459     09/15/05       185,625
 150,000   International CableTel
             (Zero Coupon until 02/01/01, 11.500% thereafter)(a).............    11.804     02/01/06       100,500
                                                                                                        ----------
                                                                                                           286,125
                                                                                                        ----------
           TRANSPORTATION -- 2.9%
 200,000   Central Transport Rental Group....................................     9.500     04/30/03       189,000
                                                                                                        ----------
           TOTAL INVESTMENTS -- 95.1%
               (cost $6,020,829)....................................................................     6,254,163
           Other assets in excess of liabilities -- 4.9%............................................       320,622
                                                                                                        ----------
           NET ASSETS -- 100.0%.....................................................................    $6,574,785
                                                                                                        ----------
                                                                                                        ----------

  * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

                See accompanying notes to financial statements.
                                                                          PAGE 7

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                                       INTEREST    MATURITY      VALUE
AMOUNT(a)                              DESCRIPTION                                RATE        DATE      (NOTE 1a)
----------   ----------------------------------------------------------------   --------    --------    ----------

             SOVEREIGN BONDS -- 79.9%
             ARGENTINA -- 15.9%
$  250,000   Republic of Argentina, Global Bond(f)...........................    11.750%    02/12/07    $  263,688
   245,000   Republic of Argentina, FRN*.....................................     6.625     03/31/05       222,031
   750,000   Republic of Argentina, Par Bond, Series L*......................     5.250     03/31/23       499,688
                                                                                                        ----------
                                                                                                           985,407
                                                                                                        ----------
             BRAZIL -- 15.4%
 1,211,507   Federal Republic of Brazil, Capitalization Bond(b)(f)...........     8.000     04/15/14       959,362
                                                                                                        ----------
             BULGARIA -- 2.4%
   250,000   Republic of Bulgaria, IAB*......................................     6.563     07/28/11       150,781
                                                                                                        ----------
             CROATIA -- 3.9%
   250,000   Republic of Croatia, FRN Series A*(f)...........................     6.500     07/30/10       245,156
                                                                                                        ----------
             ECUADOR -- 6.5%
   591,968   Republic of Ecuador, PDI Bond*(b)...............................     6.438     02/27/15       367,390
    53,815   Republic of Ecuador, Registered PDI Bond*(b)....................     6.438     02/27/15        33,399
                                                                                                        ----------
                                                                                                           400,789
                                                                                                        ----------
             MEXICO -- 5.6%
   200,000   United Mexico States, Par Bonds, Series A,
               including 200,000 attached rights, expiring 06/30/03..........     6.250     12/31/19       153,250
   250,000   United Mexico States, Par Bonds, Series B,
               including 250,000 attached rights, expiring 06/30/03..........     6.250     12/31/19       191,563
                                                                                                        ----------
                                                                                                           344,813
                                                                                                        ----------
             PANAMA -- 4.7%
   100,000   Republic of Panama, IRB*........................................     3.500     07/17/14        74,250
   253,515   Republic of Panama, PDI Bond*(b)................................     6.563     07/17/16       215,488
                                                                                                        ----------
                                                                                                           289,738
                                                                                                        ----------
             PERU -- 4.0%
   400,000   Government of Peru, PDI Bond(c)(e)..............................     --        12/29/49       251,250
                                                                                                        ----------
             PHILIPPINES -- 2.0%
   125,000   Republic of the Philippines.....................................     8.750     10/07/16       127,031
                                                                                                        ----------

 PLZ         POLAND -- 4.2%
 1,000,000   Republic of Poland..............................................    12.000     06/12/02       260,433
                                                                                                        ----------
             RUSSIA -- 11.6%
 1,000,000   Russian Government, IAN(c)(e)...................................     --        12/29/49       718,750
                                                                                                        ----------
             VENEZUELA -- 3.7%
   300,000   Republic of Venezuela, Par Bond,
               including 1,500 attached warrants, expiring 03/31/20..........     6.750     03/31/20       228,750
                                                                                                        ----------
             TOTAL SOVEREIGN BONDS
               (cost $4,734,888)....................................................................     4,962,260
                                                                                                        ----------

                See accompanying notes to financial statements.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND (CONCLUDED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                       INTEREST    MATURITY      VALUE
AMOUNT(a)                              DESCRIPTION                                RATE        DATE      (NOTE 1a)
----------   ----------------------------------------------------------------   --------    --------    ----------
             LOAN PARTICIPATIONS(d) -- 8.3%
             ALGERIA -- 3.0%
$  225,000   The Peoples Democratic Republic of Algeria, Tranche A*
               (Chase Manhattan Bank)........................................     6.910%    09/04/06    $  183,094
             MOROCCO -- 5.3%
   375,000   Kingdom of Morocco, Tranche A*
               (Morgan Guaranty Trust Company)...............................     6.375     01/01/09       330,703
                                                                                                        ----------
             TOTAL LOAN PARTICIPATIONS
               (cost $486,021)......................................................................       513,797
                                                                                                        ----------
             TOTAL INVESTMENTS -- 88.2%
               (cost $5,220,909)....................................................................     5,476,057
             Other assets in excess of liabilities -- 11.8%.........................................       734,566
                                                                                                        ----------
             NET ASSETS -- 100.0%...................................................................    $6,210,623
                                                                                                        ----------
                                                                                                        ----------

FORWARD FOREIGN CURRENCY CONTRACT

                                      MATURITY           CONTRACT TO    IN EXCHANGE    CONTRACT AT     UNREALIZED
                                        DATE               DELIVER          FOR           VALUE       DEPRECIATION
                                      --------           -----------    -----------    -----------    ------------
                  Sale                03/21/97    DEM      162,500        $96,070        $96,425         $ (355)

  * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
 (a) Principal denominated in U.S. dollars unless otherwise indicated.
 (b) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
 (c) When and if issued. Security issued pursuant to the corresponding government's Brady Plan debt restructuring. The investment advisor believes that the Brady Plan will be finalized and the related bonds issued. Accordingly, the Fund has marked-to-market its investment in this security at year end.
 (d) Participation interests were acquired through the financial institutions indicated parenthetically.
 (e) Non-income producing security.
 (f) Held in segregated account for when and if issued securities.

Abbreviations used in this statement:

DEM -- German Deutschemark
FRN -- Floating Rate Notes
IAB -- Interest Arrears Bonds
IAN -- Interest Arrears Notes
IRB -- Interest Reduction Bonds
PDI -- Past Due Interest
PLZ -- Polish Zloty

                See accompanying notes to financial statements.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                        VALUE
 SHARES                                           DESCRIPTION                                         (NOTE 1a)
---------   ---------------------------------------------------------------------------------------   ----------

            COMMON STOCKS -- 94.8%
            HONG KONG -- 33.8%
   30,000   Asia Satellite Telecommunications Holdings*............................................   $   79,032
   72,000   ASM Pacific Technology.................................................................       59,971
    9,360   Bank of East Asia Hong Kong............................................................       34,146
   12,000   Cheung Kong............................................................................      114,674
   33,000   Cheung Kong Infrastructure*............................................................       93,327
   85,000   China Resources Beijing Land*..........................................................       48,297
   59,000   China Resources Enterprises............................................................      132,572
   42,000   Cosco Pacific..........................................................................       58,577
   11,000   Dickson Concepts International.........................................................       40,200
   68,000   First Pacific..........................................................................       95,277
   38,000   Giordano Holdings......................................................................       26,990
   86,000   Guang Nan Holdings.....................................................................      121,053
    4,400   HSBC Holdings..........................................................................      107,391
   18,000   Hutchison Whampoa......................................................................      137,144
   11,000   Hysan Development......................................................................       37,928
   44,000   Kerry Properties*......................................................................      113,641
   52,000   Lai Sun Development....................................................................       77,896
   11,000   New World Development..................................................................       68,184
  100,000   Qingling Motors........................................................................       60,695
   22,000   Shanghai Industrial Holdings*..........................................................       94,322
  106,000   Shanghai Petrochemical.................................................................       30,115
  104,000   USI Holdings...........................................................................       40,291
                                                                                                      ----------
                                                                                                       1,671,723
                                                                                                      ----------
            INDIA -- 12.0%
    6,500   Arvind Mills -- GDR....................................................................       32,500
    9,700   Gujarat Ambuja Cements -- GDR..........................................................       85,118
    3,000   Hindalco Industries -- GDR.............................................................       79,950
    7,200   Industrial Credit & Investment -- GDR..................................................       71,100
    8,400   Mahindra & Mahindra -- GDR.............................................................      103,740
    3,000   Reliance Industries -- GDR.............................................................       51,150
    5,150   State Bank of India -- GDR.............................................................      103,000
    5,500   Tata Engineering & Locomotive -- GDR...................................................       68,750
                                                                                                      ----------
                                                                                                         595,308
                                                                                                      ----------
            INDONESIA -- 4.0%
   20,000   Lippo Karawachi*(a)....................................................................       29,614
   24,500   PT Indostat(a).........................................................................       69,234
   14,500   PT Inti Indorayon Utama(a).............................................................       10,130
   68,000   PT Lippo Life Insurance(a).............................................................       86,507
                                                                                                      ----------
                                                                                                         195,485
                                                                                                      ----------

                See accompanying notes to financial statements.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                        VALUE
 SHARES                                           DESCRIPTION                                         (NOTE 1a)
---------   ---------------------------------------------------------------------------------------   ----------
            KOREA -- 6.1%
    9,000   Commercial Bank of Korea...............................................................   $   47,708
    1,007   Deasung Industrial.....................................................................       53,380
    2,450   Dong Ah Construction...................................................................       53,027
    2,266   Korea Mobile Telecommunications -- ADR.................................................       28,325
    2,400   LG Electronics.........................................................................       30,833
    1,020   LG Information & Communication.........................................................       85,590
                                                                                                      ----------
                                                                                                         298,863
                                                                                                      ----------
            MALAYSIA -- 12.8%
    6,000   Ekran..................................................................................       21,506
   18,000   IJM, Class A...........................................................................       48,208
   41,000   IOI....................................................................................       73,975
   12,000   Kian Joo Can Factory...................................................................       56,545
   20,000   Leader Universal Holdings..............................................................       42,690
    9,000   Malakoff...............................................................................       41,683
   26,000   MBM Resources..........................................................................       80,105
   44,000   Pernas International Holdings..........................................................       54,225
   10,000   Rashid Hussein.........................................................................       80,950
   42,000   Renong.................................................................................       76,456
    6,000   United Engineers.......................................................................       55,336
                                                                                                      ----------
                                                                                                         631,679
                                                                                                      ----------
            PAKISTAN -- 1.0%
    2,860   Pakistan State Oil.....................................................................       22,228
      400   Pakistan Telecommunications -- GDR.....................................................       29,000
                                                                                                      ----------
                                                                                                          51,228
                                                                                                      ----------
            PHILIPPINES -- 3.4%
   88,000   Ayala Land, Series B...................................................................      105,274
  110,000   Belle*.................................................................................       35,091
   45,000   Pilipino Telephone.....................................................................       29,053
                                                                                                      ----------
                                                                                                         169,418
                                                                                                      ----------
            SINGAPORE -- 10.5%
    4,000   Cycle & Carriage.......................................................................       42,090
   10,000   Elec & Eltek International.............................................................       49,400
    6,500   Hong Leong Finance(a)..................................................................       25,079
   60,000   Noble Group(b).........................................................................       52,800
   13,000   Sembawang..............................................................................       71,133
    1,500   Singapore Press Holdings(a)............................................................       29,253
   11,500   United Overseas Bank(a)................................................................      130,691
   36,000   Wing Tai Holdings......................................................................      118,190
                                                                                                      ----------
                                                                                                         518,636
                                                                                                      ----------

                See accompanying notes to financial statements.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                        VALUE
 SHARES                                           DESCRIPTION                                         (NOTE 1a)
---------   ---------------------------------------------------------------------------------------   ----------
            SRI LANKA -- 0.4%
   99,000   Asia Capital*..........................................................................   $   13,343
   15,500   United Motors Lanka....................................................................        7,817
                                                                                                      ----------
                                                                                                          21,160
                                                                                                      ----------
            TAIWAN -- 7.1%
   18,000   Accton Technology*.....................................................................       77,834
    7,000   Cathay Life Insurance..................................................................       45,531
   19,000   Formosa Plastics.......................................................................       51,090
   74,000   Pacific Construction*..................................................................       72,602
   10,000   Umax Data Systems......................................................................       59,593
   32,800   Yang Ming Marine Transport.............................................................       44,695
                                                                                                      ----------
                                                                                                         351,345
                                                                                                      ----------
            THAILAND -- 3.8%
    8,750   Bangkok Bank...........................................................................       59,471
    7,400   Dhana Siam Finance(a)..................................................................       13,503
    9,000   Property Perfect(a)....................................................................        9,558
    7,000   Singer Thailand........................................................................       27,573
   11,000   Thai Farmers Bank......................................................................       47,152
   24,300   Thai Telephone & Telecommunications*(a)................................................       23,929
                                                                                                      ----------
                                                                                                         181,186
                                                                                                      ----------
            TOTAL COMMON STOCKS
              (cost $4,441,776)....................................................................    4,686,031
                                                                                                      ----------
            WARRANTS AND RIGHTS -- 2.2%*
  100,000   China Resources Enterprises Warrants (expiring 08/28/97)...............................       14,722
1,030,000   China H Shares, Call Warrants (expiring 04/02/98)......................................       11,971
  600,000   Guangdong Investment Warrants (expiring 11/27/97)......................................       17,743
   11,142   Guangnan Warrants (expiring 08/31/98)..................................................        7,266
  900,000   Hong Kong Telecom Warrants (expiring 01/09/98).........................................       13,366
  210,000   Hutchison Call Warrants (expiring 12/30/97)............................................       16,271
  270,000   Lai Sun Development Call Warrants (expiring 11/13/97)..................................        7,357
    4,995   PT Indah Kiat Pulp & Paper Warrants (expiring 04/13/01)................................        1,833
   70,000   Shanghai & Shenzen Warrants (expiring 11/20/97)........................................       13,650
   12,150   Thai Telephone & Telecommunications Rights (expiring 12/31/99)(b)......................        7,273
                                                                                                      ----------
            TOTAL WARRANTS AND RIGHTS
              (cost $77,623).......................................................................      111,452
                                                                                                      ----------

                See accompanying notes to financial statements.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997

SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                                        VALUE
CONTRACTS                                         DESCRIPTION                                         (NOTE 1a)
---------   ---------------------------------------------------------------------------------------   ----------
            PURCHASED OPTION -- 0.3%*
            HONG KONG -- 0.3%
      237   Hang Seng Index OTC Put (expiring 4/2/97, exercise price 13,500 HKD) (cost $16,552)....   $   13,313
                                                                                                      ----------
            TOTAL INVESTMENTS -- 97.3%
              (cost $4,535,951)....................................................................    4,810,796
            Other assets in excess of liabilities -- 2.7%..........................................      131,298
                                                                                                      ----------
            NET ASSETS -- 100.0%...................................................................   $4,942,094
                                                                                                      ----------
                                                                                                      ----------

 *  Non-income producing security.
(a) Foreign Shares
(b) Securities fair valued under procedures adopted by the Board of Directors. At February 28, 1997, total securities fair valued in this manner amounted to $60,073 (1.2% of Net Assets).

Abbreviations used in this statement:

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
HKD -- Hong Kong Dollar
OTC -- Over The Counter
THB -- Thai Baht

                See accompanying notes to financial statements.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

--------------------------------------------------------------------------------

                                                                                         EMERGING
                                                                          HIGH YIELD     MARKETS      ASIA GROWTH
                                                                          BOND FUND     DEBT FUND        FUND
                                                                          ----------    ----------    -----------

ASSETS:
     Investments, at value (Note A)....................................   $6,254,163    $5,476,057    $4,810,796
     Cash and foreign currency.........................................      220,017     1,646,457        14,421
     Receivable for securities sold....................................      110,600       272,500        --
     Interest and dividends receivable.................................      143,021        92,699         3,724
     Receivable from investment advisor................................      147,817       133,188       205,537
     Deferred organization expense.....................................       53,648        59,062        65,950
                                                                          ----------    ----------    -----------
          Total assets.................................................    6,929,266     7,679,963     5,100,428
                                                                          ----------    ----------    -----------
LIABILITIES:
  Payable for:
     Securities purchased..............................................      299,350     1,410,938        82,528
     Unrealized depreciation of forward foreign currency contracts.....       --               355            33
     Accrued expenses..................................................       55,131        58,047        75,773
                                                                          ----------    ----------    -----------
          Total liabilities............................................      354,481     1,469,340       158,334
                                                                          ----------    ----------    -----------
NET ASSETS.............................................................   $6,574,785    $6,210,623    $4,942,094
                                                                          ----------    ----------    -----------
                                                                          ----------    ----------    -----------
NET ASSETS CONSIST OF:
     Paid-in capital...................................................   $6,044,848    $5,662,826    $4,511,315
     Undistributed net investment income...............................      126,298        85,215        15,493
     Accumulated net realized gain on investments, options and foreign
       currency transactions...........................................      170,305       210,879       140,381
     Net unrealized appreciation on investments, foreign currency
       transactions and other assets...................................      233,334       251,703       274,905
                                                                          ----------    ----------    -----------
NET ASSETS.............................................................   $6,574,785    $6,210,623    $4,942,094
                                                                          ----------    ----------    -----------
                                                                          ----------    ----------    -----------
SHARES OUTSTANDING.....................................................      590,907       569,293       454,720
                                                                          ----------    ----------    -----------
                                                                          ----------    ----------    -----------
NET ASSET VALUE PER SHARE..............................................   $    11.13    $    10.91    $    10.87
                                                                          ----------    ----------    -----------
                                                                          ----------    ----------    -----------
Note A: Cost of investments............................................   $6,020,829    $5,220,909    $4,535,951
                                                                          ----------    ----------    -----------
                                                                          ----------    ----------    -----------

                See accompanying notes to financial statements.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED FEBRUARY 28, 1997(a)(b)(c)

--------------------------------------------------------------------------------

                                                                              HIGH       EMERGING
                                                                              YIELD       MARKETS     ASIA GROWTH
                                                                            BOND FUND    DEBT FUND       FUND
                                                                            ---------    ---------    -----------

INCOME:
     Interest............................................................   $425,126     $212,032      $   6,311
     Dividends (Note A)..................................................      --           --            38,940
                                                                            ---------    ---------    -----------
                                                                             425,126      212,032         45,251
EXPENSES:
     Management fee......................................................     21,438       15,317         21,437
     Custody, administration and shareholder servicing fees..............    125,875       99,585        180,163
     Audit and tax return preparation fees...............................     20,001       15,000         19,999
     Printing............................................................     18,000        1,000         25,000
     Amortization of organization expenses...............................     10,130        4,716         12,914
     Legal...............................................................      9,999       13,001         10,000
     Registration and filing fees........................................      9,559       10,300          9,500
     Directors' fees and expenses........................................      5,209        3,332          5,209
     Other...............................................................      3,501        3,500          1,998
                                                                            ---------    ---------    -----------
                                                                             223,712      165,751        286,220
     Management fee waived and expenses absorbed by investment advisor...   (169,255)    (148,505)      (226,974)
     Credits earned on cash balances and fees waived by custodian........    (30,875)        (885)       (30,663)
                                                                            ---------    ---------    -----------
     Net expenses........................................................     23,582       16,361         28,583
                                                                            ---------    ---------    -----------
NET INVESTMENT INCOME....................................................    401,544      195,671         16,668
                                                                            ---------    ---------    -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
     Investments (Note B)................................................    179,876      221,919        177,989
     Options written.....................................................      --           --               172
     Foreign currency transactions.......................................      --           --            (5,809)
                                                                            ---------    ---------    -----------
                                                                             179,876      221,919        172,352
                                                                            ---------    ---------    -----------
  Net change in unrealized appreciation (depreciation) on:
     Investments.........................................................    233,334      255,148        274,845
     Foreign currency transactions and other assets......................      --          (3,445)            60
                                                                            ---------    ---------    -----------
                                                                             233,334      251,703        274,905
                                                                            ---------    ---------    -----------
NET REALIZED AND UNREALIZED GAIN.........................................    413,210      473,622        447,257
                                                                            ---------    ---------    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...............................   $814,754     $669,293      $ 463,925
                                                                            ---------    ---------    -----------
                                                                            ---------    ---------    -----------
Note A: Net of foreign withholding tax of................................   $  --        $  --         $   3,902
                                                                            ---------    ---------    -----------
                                                                            ---------    ---------    -----------
Note B: Net of tax on capital gains of...................................   $  --        $  --         $   1,492
                                                                            ---------    ---------    -----------
                                                                            ---------    ---------    -----------

------------

(a) The High Yield Bond Fund's commencement of investment operations was May 15, 1996.

(b) The Emerging Markets Debt Fund's commencement of investment operations was October 17, 1996.

(c) The Asia  Growth Fund's  commencement of  investment operations  was May  6,
    1996.

                See accompanying notes to financial statements.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED FEBRUARY 28, 1997(a)(b)(c)

--------------------------------------------------------------------------------

                                                                                        EMERGING
                                                                        HIGH YIELD       MARKETS      ASIA GROWTH
                                                                         BOND FUND      DEBT FUND        FUND
                                                                        -----------    -----------    -----------

OPERATIONS:
     Net investment income...........................................   $   401,544    $   195,671    $    16,668
     Net realized gain on investments, options, and foreign currency
       transactions..................................................       179,876        221,919        172,352
     Net change in unrealized appreciation on investments, foreign
       currency transactions and other assets........................       233,334        251,703        274,905
                                                                        -----------    -----------    -----------
     Net increase in net assets from operations......................       814,754        669,293        463,925
                                                                        -----------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income............................      (275,246)      (110,456)       (16,532)
     Distributions from net realized gains...........................        (9,571)       (11,040)       (16,614)
                                                                        -----------    -----------    -----------
                                                                           (284,817)      (121,496)       (33,146)
                                                                        -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares...................................    10,905,307      8,800,000      6,600,000
     Net asset value of shares issued in reinvestment of dividends...       284,817        121,496         33,146
     Payment for redemption of shares................................    (5,178,606)    (3,292,000)    (2,155,171)
                                                                        -----------    -----------    -----------
     Change in net assets resulting from capital share
       transactions..................................................     6,011,518      5,629,496      4,477,975
                                                                        -----------    -----------    -----------
NET INCREASE IN NET ASSETS...........................................     6,541,455      6,177,293      4,908,754
                                                                        -----------    -----------    -----------
NET ASSETS:
     Beginning of period.............................................        33,330         33,330         33,340
                                                                        -----------    -----------    -----------
     End of period*..................................................   $ 6,574,785    $ 6,210,623    $ 4,942,094
                                                                        -----------    -----------    -----------
                                                                        -----------    -----------    -----------
     * Including undistributed net investment income of..............   $   126,298    $    85,215    $    15,493
                                                                        -----------    -----------    -----------
                                                                        -----------    -----------    -----------

------------

(a) The High Yield Bond Fund's commencement of investment operations was May 15, 1996.

(b) The Emerging Markets Debt Fund's commencement of investment operations was October 17, 1996.

(c) The Asia  Growth Fund's  commencement of  investment operations  was May  6,
    1996.

                See accompanying notes to financial statements.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers Institutional Asia Growth Fund (the 'Asia Growth Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund') are portfolios of the Salomon Brothers Institutional Series Funds Inc (the 'Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries; the Asia Growth Fund's objective is to seek long-term capital appreciation.

Salomon Brothers Asset Management Inc ('SBAM'), the Fund's investment manager, purchased 3,333 shares of the High Yield Bond Fund and Emerging Markets Debt Fund and 3,334 shares of the Asia Growth Fund on March 21, 1996. The Asia Growth Fund and High Yield Bond Fund began offering shares to investors on May 6, 1996 and May 15, 1996, respectively, and the Emerging Markets Debt Fund began accepting shareholder subscriptions on October 17, 1996.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value (using the bid price), until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as 'Foreign Shares' in the Portfolio of Investments) may be created and offered for investment. The 'local' and 'foreign' shares' market values may differ.

     Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time (12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

     Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (B) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

     (C) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (D) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

     (E) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

     (F) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

     The Asia Growth Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     (G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP primarily due to differences in the treatment of foreign currency gains/losses, treatment of gain from passive foreign investment companies ('PFICs'), deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

     (H) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

     (I) ORGANIZATIONAL COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by SBAM are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.

     (J) OTHER. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date or on a when-known basis for the Asia Growth Fund. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Funds' average daily net assets: .50% for the High Yield Bond Fund, .70% for the Emerging Markets Debt Fund and .75% for the Asia Growth Fund. SBAM has retained Salomon Brothers Asset Management Asia Pacific Limited ('SBAM AP'), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. Salomon Brothers Asset Management Limited ('SBAM Limited'), an affiliate of SBAM, provides certain administrative services to the Asia Growth Fund. For such administrative services, SBAM Limited is compensated by SBAM at no additional expense to the Asia Growth Fund.

For the period ended February 28, 1997, SBAM waived management fees of $21,438, $15,317 and $21,437 for the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund, respectively, and voluntarily absorbed expenses of $147,817, $133,188 and $205,537 for the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund, respectively.

Investors Bank & Trust Company ('IBT') serves as custodian, administrator and shareholder servicing agent for each Fund, which includes performing custodial and certain administrative services in connection with the operation of each Fund. IBT agreed to waive a portion of its custody fees through October 31, 1996. In addition, a credit is earned on outstanding cash balances held by the custodian during each billing period. During the period ended February 28, 1997, fees of $30,000 were waived by IBT

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

for the High Yield Bond Fund and Asia Growth Fund and credits of $875, $885 and $663 were earned on outstanding cash balances of the High Yield Bond Fund, Emerging Markets Debt Fund and Asia Growth Fund, respectively.

3. CAPITAL STOCK

At February 28, 1997, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the period ended February 28, 1997 were as follows:

                                                                   HIGH       EMERGING
                                                                   YIELD       MARKETS        ASIA
                                                                 BOND FUND    DEBT FUND    GROWTH FUND
                                                                 ---------    ---------    -----------
Shares sold...................................................   1,041,101     868,547       651,672
Shares issued as reinvestment.................................     26,445       11,716         3,224
Shares redeemed...............................................    479,972      314,303       203,510
                                                                 ---------    ---------    -----------
Net increase..................................................    587,574      565,960       451,386
                                                                 ---------    ---------    -----------
                                                                 ---------    ---------    -----------

At February 28, 1997, SBAM owned approximately 40% and 46% of total shares outstanding of the Emerging Markets Debt Fund and Asia Growth Fund, respectively.

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended February 28, 1997, were as follows:

                                                                     PURCHASES       SALES
                                                                    -----------      -----
High Yield Bond Fund.............................................   $13,197,162    $7,403,049
                                                                    -----------    ----------
                                                                    -----------    ----------
Emerging Markets Debt Fund.......................................   $12,554,713    $7,578,906
                                                                    -----------    ----------
                                                                    -----------    ----------
Asia Growth Fund.................................................   $ 8,953,035    $4,590,308
                                                                    -----------    ----------
                                                                    -----------    ----------

At February 28, 1997, undistributed net investment income and accumulated net realized gain on investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and gains of securities of certain corporations designated as PFICs. The Asia Growth Fund reclassified $15,357 from accumulated net realized gain on investments to undistributed net investment income. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

During the year ended February 28, 1997, the Asia Growth Fund and Emerging Markets Debt Fund have elected to defer to March 1, 1997, Post-October net foreign currency losses of $1,115 and $355, respectively. Cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                               GROSS           GROSS
                                              AGGREGATE      UNREALIZED      UNREALIZED     NET UNREALIZED
                                                 COST       APPRECIATION    DEPRECIATION     APPRECIATION
                                              ----------    ------------    ------------    --------------
High Yield Bond Fund.......................   $6,020,829      $252,688        $ 19,354         $233,334
Emerging Markets Debt Fund.................   $5,228,956      $294,010        $ 46,909         $247,101
Asia Growth Fund...........................   $4,556,627      $536,558        $282,389         $254,169

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Transactions in options written for the Asia Growth Fund during the period ended February 28, 1997 were as follows:

                                                                        NUMBER OF    PREMIUMS
                                                                        CONTRACTS    RECEIVED
                                                                        ---------    --------
Options written......................................................     14,000     $ 2,344
Options terminated in closing purchase transactions..................    (14,000)     (2,344)
                                                                        ---------    --------
Options outstanding at February 28, 1997.............................      --          --
                                                                        ---------    --------
                                                                        ---------    --------

5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging markets countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED FEBRUARY 28, 1997(a)(b)(c)

SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:
--------------------------------------------------------------------------------

                                                                     HIGH          EMERGING
                                                                     YIELD          MARKET         ASIA GROWTH
                                                                   BOND FUND       DEBT FUND          FUND
                                                                   ---------       ---------       -----------
Net asset value, beginning of period............................    $ 10.00         $ 10.00          $ 10.00
                                                                   ---------       ---------       -----------
     Net investment income......................................       0.57            0.35             0.04
     Net gain on investments (both realized and unrealized).....       0.93            0.78             0.91
                                                                   ---------       ---------       -----------
          Total from investment operations......................       1.50            1.13             0.95
                                                                   ---------       ---------       -----------
     Dividends from net investment income.......................     (0.36)          (0.20)            (0.04)
     Distributions from net realized gain on investments........     (0.01)          (0.02)            (0.04)
                                                                   ---------       ---------       -----------
          Total dividends and distributions.....................     (0.37)          (0.22)            (0.08)
                                                                   ---------       ---------       -----------
Net asset value, end of period..................................    $ 11.13         $ 10.91          $ 10.87
                                                                   ---------       ---------       -----------
                                                                   ---------       ---------       -----------
Net assets, end of period (thousands)...........................    $ 6,575         $ 6,211          $ 4,942
Total return*...................................................      +15.1%          +11.4%            +9.6%
Ratios to average net assets:
     Expenses...................................................       0.55%**         0.75%**          1.00%**
     Net investment income......................................       9.36%**         8.94%**          0.58%**
Portfolio turnover rate.........................................        151%            136%             133%
Average Broker Commission Rate..................................        N/A             N/A          $0.0052
Before waiver of management fee, expenses absorbed by SBAM and credits earned from and fees waived by the custodian, net
  investment income (loss) per share and expense ratios would have been:
     Net investment income (loss) per share.....................      $0.29           $0.08           ($0.59)
     Expense ratio..............................................       5.22%**         7.57%**         10.03%**

------------
 (a) The High Yield Bond Fund's commencement of investment operations was May 15, 1996.
 (b) The Emerging Markets Debt Fund's commencement of investment operations was October 17, 1996.
 (c) The  Asia Growth  Fund's commencement of  investment operations  was May 6,
     1996.
  * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
 **  Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the 'Fund') at February 28, 1997, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
April 11, 1997

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

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

TELEPHONES
(800) SALOMON
(800) 725-6666

DISTRIBUTOR
SALOMON BROTHERS INC
SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

INVESTMENT MANAGER
SALOMON BROTHERS ASSET MANAGEMENT INC
SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

CUSTODIAN, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
INVESTORS BANK & TRUST COMPANY
89 SOUTH STREET
BOSTON, MASSACHUSETTS 02111
(800) 347-6028

LEGAL COUNSEL
SIMPSON THACHER & BARTLETT
NEW YORK, NEW YORK 10017

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036

----------------------------------------------------------------------------------
           SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
           ---------------------------------------------------------------------------------